UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               SCHEDULE 14A

        Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                             Globe Bancorp, Inc.
______________________________________________________________________________
             (Name of Registrant as Specified in Its Charter)


______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

______________________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

______________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

______________________________________________________________________________
     (5)  Total fee paid:

______________________________________________________________________________
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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______________________________________________________________________________

                         GLOBE BANCORP, INC.
                4051 Veterans Boulevard, Suite 100
                    Metairie, Louisiana  70002
                          (504) 887-0057
                         _______________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on April 27, 2004
                         _______________


     Our Annual Meeting of Stockholders will be held at the headquarters of Globe Bancorp, Inc. located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana on Tuesday, April 27, 2004 at 11:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect three directors for a three-year term expiring in 2007, and until their successors are elected and qualified;

     (2) To ratify the appointment by the Audit Committee of the Board of Directors of Roth Murphy Sanford L.L.P. as our independent auditors for the fiscal year ending December 31, 2004; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 12, 2004, the voting record date.

                                   By Order of the Board of Directors

                                   /s/ Michael H. Bagot

                                   Michael H. Bagot
                                   Chairman of the Board


Metairie, Louisiana
March 29, 2004

------------------------------------------------------------------------------
You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
------------------------------------------------------------------------------

                        TABLE OF CONTENTS




                                                                     Page

About the Annual Meeting of Stockholders . . . . . . . . . . . . . .  1

Information with Respect to Nominees for Director, Continuing
  Directors and Executive Officers . . . . . . . . . . . . . . . . .  3

  Election of Directors. . . . . . . . . . . . . . . . . . . . . . .  3

  Directors Whose Terms Are Continuing . . . . . . . . . . . . . . .  4

  Board Meetings and Committees. . . . . . . . . . . . . . . . . . .  4

  Compensation of Directors. . . . . . . . . . . . . . . . . . . . .  5

  Executive Officers Who Are Not Directors . . . . . . . . . . . . .  5

  Code of Ethics for Executive Officers and Financial Professionals.  5

Executive Compensation . . . . . . . . . . . . . . . . . . . . . . .  6

  Summary Compensation Table . . . . . . . . . . . . . . . . . . . .  6

  Indebtedness of Management and Related Party Transactions. . . . .  6

  Equity Compensation Plan Information . . . . . . . . . . . . . . .  6

Beneficial Ownership of Common Stock by Certain Beneficial Owners
  and Management . . . . . . . . . . . . . . . . . . . . . . . . . .  7

  Section 16(a) Beneficial Ownership Reporting Compliance. . . . . .  8

Ratification of Appointment of Auditors. . . . . . . . . . . . . . .  8

  Audit Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

Report of the Audit Committee. . . . . . . . . . . . . . . . . . . . 10
Stockholder Proposals, Nominations and Stockholder Communications
  with the Board of Directors. . . . . . . . . . . . . . . . . . . . 10
Annual Reports . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
Other Matters. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

                           GLOBE BANCORP, INC.
                             _______________

                             PROXY STATEMENT
                             _______________

                      ANNUAL MEETING OF STOCKHOLDERS


     This Proxy Statement is furnished to holders of common stock of Globe Bancorp, Inc., the parent holding company of Globe Homestead Savings Bank. Proxies are being solicited on behalf of our Board of Directors to be used at the Annual Meeting of Stockholders to be held at our headquarters located at 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana on Tuesday, April 27, 2004 at 11:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 29, 2004.

______________________________________________________________________________

                 ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
______________________________________________________________________________

What is the purpose of the Annual Meeting?

     At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of Globe Bancorp and respond to questions from stockholders.

Who is entitled to vote?

     Only our stockholders of record as of the close of business on the record date for the meeting, March 12, 2004, are entitled to vote at the meeting. On the record date, we had 273,800 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

     After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

     Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

     Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote in person at the Annual Meeting.

Can I change my vote after I return my proxy card?

     Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

     * First, you may send a written notice to the Secretary, Robert J. Gohres, Corporate Secretary, Globe Bancorp, Inc., 4051 Veterans Boulevard, Suite 100, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors' recommendations?

     The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Roth Murphy Sanford L.L.P. for fiscal 2004.

     The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

     Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

______________________________________________________________________________

           INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
______________________________________________________________________________

Election of Directors

     Our Articles of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected by our stockholders for a term of three years, or until their successors are elected and qualified.

     There are no arrangements or understandings between us and any person pursuant to which such person has been elected as a director. No director is related to any other director or executive officer by first cousin or closer, except that John L. Gohres and Robert J. Gohres are brothers. Each nominee and each director whose term continues currently serves as a director of Globe Bancorp and Globe Homestead Savings Bank.

     In December 2003, Saxon J. Toca, III retired as a director of Globe Bancorp and Globe Homestead after serving with us for 25 years. The Board of Directors nominated Mary Elizabeth Toca to serve for the remaining term and to the class of directors of which her father, Saxon J. Toca, III, had been a member.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director of Globe Homestead. Ages are reflected as of March 12, 2004.

    Nominees for Director for a Three-Year Term Expiring in 2007

                            Position with Globe Bancorp and Globe Homestead        Director
      Name             Age  and Principal Occupation During the Past Five Years    Since
      ----             ---  ---------------------------------------------------    --------
Albert E. Briede, III   81  Director; Currently retired; former                    1989
                            Funeral Director, All Faiths Funeral
                            Home, New Orleans, Louisiana.

John L. Gohres, Jr.     49  Director; Insurance executive and                      1998
                            officer of Emory & James, Ltd., a retail
                            property and casualty insurance agency,
                            Metairie, Louisiana.

Mae H. Leaveau          78  Director; President of Globe Bancorp and               1960
                            Globe Homestead since March 2004.
                            Previously, Vice-President of Globe
                            Bancorp and Globe Homestead since March 2001.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Directors Whose Terms Are Continuing

                Directors with a Term Expiring in 2005

                            Position with Globe Bancorp and Globe Homestead        Director
      Name             Age  and Principal Occupation During the Past Five Years    Since
      ----             ---  ---------------------------------------------------    --------
Robert J. Gohres        48  Director and Corporate Secretary;                      1988
                            Insurance executive and President of
                            Emory & James, Ltd., a retail property
                            and casualty insurance agency, Hammond, Louisiana.

Madeleine B. Richard    48  Director; Globe Homestead Loan Officer                 1987
                            since March 1987.


                Directors with a Term Expiring in 2006

                            Position with Globe Bancorp and Globe Homestead        Director
      Name             Age  and Principal Occupation During the Past Five Years    Since
      ----             ---  ---------------------------------------------------    --------
Michael H. Bagot        81  Director; Chairman of Globe Bancorp                    1986
                            since March 2001 and of Globe Homestead
                            since July 1998.

Mary Elizabeth Toca     52  Director; Attorney with the law firm of                2003
                            Kennedy and Toca, Metairie, Louisiana.

Board Meetings and Committees

     The Board of Directors of Globe Bancorp met twelve times during the year ended December 31, 2003. The Board of Directors has established a Compensation Committee, Nominating Committee and an Audit Committee, each as described below. No director attended fewer than 75% in the aggregate of the meetings of the Board of Directors of Globe Bancorp held during 2003 and the total number of meetings held by all committees of the Board on which he or she served during the year.

     Audit Committee. The Audit Committee reviews the scope and results of the audit performed by our independent auditors and reviews with management and such independent auditors our system of internal control and audit. The Audit Committee also reviews all examination and other reports by federal banking regulators. The members of the Audit Committee for both Globe Bancorp and Globe Homestead are Albert E. Briede, III, Robert J. Gohres and Mary Elizabeth Toca. The Audit Committee met four times during 2003. Messrs. Briede and R. Gohres and Ms. Toca are independent directors as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc.'s listing standards. The Audit Committee operates pursuant to a written charter, a copy of which was attached to the Proxy Statement for the 2002 Annual Meeting. The Audit Committee reviews and reassesses the adequacy of the charter annually.

     We have no "audit committee financial expert." We believe the cost to retain a financial expert at this time is prohibitive. However, the Board of Directors believes that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the committee. The committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.

     Compensation Committee. The Compensation Committee is responsible for establishing management compensation policies and procedures and reviewing executive compensation. The Compensation Committee consists of Messrs. Briede, J. Gohres and Ms. Toca.

     Nominating Committee. We established a Nominating Committee in 2004 for the purpose of nominating directors for election at the Annual Meeting. The current members of the Nominating Committee are Messrs. R. Gohres and Bagot and Ms. Toca who met once in 2004 to consider director nominations and recommended nominees to the full Board of Directors. The Nominating Committee members are independent directors, as defined in the Nasdaq's listing standards, who rotate annually so that no director will be in a position to recommend himself or herself for nomination to the Board of Directors. The Board of Directors will consider nominees recommended by stockholders for nomination to the Board of Directors. The procedures for stockholder nominations are described in Article 6.F of our Articles of Incorporation as described in this proxy statement under "Stockholder Proposals, Nominations and Stockholder Communications with the Board of Directors."

     Regular meetings of the Board of Directors of Globe Homestead are held once a month and special meetings of the Board of Directors are held from time-to-time as needed. There were twelve meetings of the Board of Directors of Globe Homestead held during 2003. No director attended fewer than 75% of the total number of meetings of the Board of Directors of Globe Homestead during 2003 and the total number of meetings held by all committees of the Board of Globe Homestead on which the director served during such year.

Compensation of Directors

     Each director of Globe Homestead receives $450 for each regular meeting of the Board of Directors, with the exception of Mrs. Mae Leaveau and Mrs. Madeleine Richard who do not receive a fee since they are full-time employees. Directors are paid for excused absences from Board meetings.

Executive Officers Who are Not Directors

     We do not have any executive officers who are not directors.

Code of Ethics for Executive Officers and Financial Professionals

     The Board of Directors has adopted a code of ethics for our executive officers, including the chief executive officer and the chief financial officer, and financial professionals. These officers are expected to adhere at all times to this code of ethics. Failure to comply with this code of ethics is a serious offense and will result in appropriate disciplinary action. We have posted this code of ethics on our Internet website at www.globehomestead.com.

     We will disclose on our Internet website at www.globehomestead.com, to the extent and in the manner permitted by Item 10 of Form 8-K under Section 13 of the Exchange Act, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

______________________________________________________________________________

                          EXECUTIVE COMPENSATION
______________________________________________________________________________

Summary Compensation Table

     Globe Bancorp does not pay separate compensation to its officers. The following table sets forth a summary of certain information concerning the compensation paid by Globe Homestead for services rendered in all capacities during the years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer (our "named executive officer"). None of our other executive officers had total annual salary and bonus in excess of $100,000 during 2003. Mr. Exnicios resigned effective March 19, 2004. Mrs. Mae Leaveau was appointed by the Board of Directors as President to replace Mr. Exnicios.

                                  Annual Compensation(1)
    Name and                      ----------------------   All Other
Principal Position           Year    Salary     Bonus    Compensation(2)
------------------           ----    ------     -----    ---------------

Thomas J. Exnicios           2003  $ 75,000   $ 7,000       $ 10,608
President and Chief          2002    75,000       --          11,517
 Executive Officer           2001    75,000     2,500         10,410

____________________

(1) Annual compensation does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of Globe Homestead, the costs to Globe Homestead of providing such benefits to the named executive officer during the years ended December 31, 2003, 2002 and 2001 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Consists of amounts allocated during the year ended, as indicated, on behalf of Mr. Exnicios pursuant to the Employee Stock Ownership Plan. The dollar amount for 2003 represents the fair market value on December 31, 2003 of a share of common stock, the date the shares were allocated, multiplied by the 575 shares allocated to the ESOP account of Mr. Exnicios for 2003.

Indebtedness of Management and Related Party Transactions

     In the ordinary course of business, Globe Homestead makes loans available to our directors, officers and employees. Such loans are made in the ordinary course of business on the same terms, including interest rates and collateral, as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility not present other unfavorable features. At December 31, 2003, we had eight loans outstanding to our directors and executive officers, or members of their immediate families. These loans totaled approximately $632,000 or 11.4% of our total stockholders' equity at December 31, 2003.

     Messrs. John Gohres, Jr. and Robert Gohres, directors, are owners of an insurance agency through which we obtain our insurance coverage. We paid $6,866 to this agency in 2003.

Equity Compensation Plan Information

     Globe Bancorp does not have any securities issued or to be issued under any equity compensation plans approved or not approved by security holders.

______________________________________________________________________________

                   BENEFICIAL OWNERSHIP OF COMMON STOCK
               BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
______________________________________________________________________________

     The following table sets forth, as of March 12, 2004, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors and (c) all directors and executive officers as a group.

                                                          Common Stock Beneficially
                                                        Owned as of March 12, 2004 (1)
                                                        ------------------------------
         Name of Beneficial Owner                         Amount         Percentage
------------------------------------------------------- ----------     ---------------
Globe Bancorp, Inc. Employee Stock Ownership Plan Trust   24,334             8.9%
4051 Veterans Boulevard, Suite 100
Metairie, Louisiana 70002 (2)


Directors:
   Michael H. Bagot (3)                                      200              *
   Albert E. Briede, III (4)                              10,000             3.7
   John L. Gohres, Jr. (5)                                10,000             3.7
   Robert J. Gohres (6)                                   10,000             3.7
   Mae H. Leaveau(7)                                       1,711              *
   Madeleine B. Richard(8)                                 1,002              *
   Mary Elizabeth Toca                                        --              *


Named Executive Officer:
   Thomas J. Exnicios(9)                                   9,605             3.5

All directors and executive officers of Globe Bancorp
   and Globe Homestead as a group (eight people) (2)      42,518            15.5

__________________

*    Represents less than 1% of the outstanding common stock.

(1) Based upon information furnished by the respective persons. Pursuant to rules promulgated under the Securities Exchange Act of 1934 Act, a person is deemed to beneficially own shares of common stock if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares; or (b) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting power and sole investment power with respect to the indicated shares.

(2) The Globe Bancorp, Inc. Employee Sock Ownership Plan Trust was established pursuant to the Globe Bancorp, Inc. Employee Stock Ownership Plan by an agreement between Globe Bancorp and Thomas J. Exnicios, Robert J. Gohres and Albert E. Briede, III, who act as Trustees of the ESOP. As of March 12, 2004, the voting record date, 19,467 shares of our common stock held in the ESOP Trust were unallocated and 4,867 shares were allocated to the accounts of participating employees. The ESOP Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the terms of the ESOP, unallocated shares held in the ESOP will be voted by the ESOP Trustees in

                                      (Footnotes continued on following page.)

__________________

     the same proportion for and against proposals to stockholders as participating employees actually vote shares of our common stock which have been allocated to their accounts. The amount of common stock beneficially owned by each individual Trustee or all directors and executive officers as a group does not include the unallocated shares held by the ESOP Trust or shares allocated to participants who are not executive officers. The total for all directors and executive officers as a group includes 3,725 shares allocated to the ESOP accounts of the three employee directors.

(3) The shares are held jointly with Mr. Bagot's wife, with whom voting and dispositive power is shared.

(4) The shares are held jointly with Mr. Briede's wife, with whom voting and dispositive power is shared.

(5)  Includes 2,000 shares held in an IRA for the benefit of Mr. J. Gohres, Jr.

(6)  Includes 1,200 shares held in an IRA for the benefit of Mr. R. Gohres.

(7)  Includes 711 shares allocated to Ms. Leaveau's account in the ESOP.

(8)  Includes 902 shares allocated to Ms. Richard's account in the ESOP.

(9)  Includes 2,105 shares allocated to Mr. Exnicios's account in the ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, our directors, executive officers and any persons holding more than 10% of our common stock are required to report their ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission by specific dates. Based on representations of our directors and officers or copies of the reports that they have filed with the Securities and Exchange Commission, we believe that all of these filing requirements were satisfied by our directors and executive officers in the year ended December 31, 2003, other than Ms. Toca who was late filing a Form 3 reporting no securities beneficially owned.

______________________________________________________________________________

                 RATIFICATION OF APPOINTMENT OF AUDITORS
______________________________________________________________________________

     Our Audit Committee of the Board of Directors has appointed Roth Murphy Sanford L.L.P., independent certified public accountants, to perform the audit of Globe Bancorp's financial statements for the year ending December 31, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     We have been advised by Roth Murphy Sanford L.L.P. that neither that firm nor any of its associates has any relationship with Globe Bancorp or Globe Homestead other than the usual relationship that exists between independent certified public accountants and clients. Roth Murphy Sanford L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Roth Murphy Sanford L.L.P. as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Roth Murphy Sanford L.L.P. is compatible with maintaining the auditor's independence. In addition to performing auditing services, the independent auditors performed tax-related services, including the completion of our corporate tax returns, in 2003.

The Audit Committee believes that Roth Murphy Sanford L.L.P.'s performance of these other services is compatible with maintaining the auditor's independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ROTH MURPHY SANFORD, L.L.P. AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Audit Fees

     The following table sets forth the aggregate fees paid by us to Roth Murphy Sanford L.L.P. for professional services rendered in connection with the audit of our consolidated financial statements for 2003 and 2002, as well as the fees paid by us to Roth Murphy Sanford L.L.P. for audit-related services, tax services and all other services rendered to us during 2003 and 2002.



                                           Year Ended December 31,
                                           -----------------------
                                             2003           2002
                                           -------        --------
Audit fees(1)..........................    $28,000        $26,400
Audit-related fees.....................         --             --
Tax fees(2)............................      2,500          2,500
All other fees(3)......................         --          2,831
                                            ------         ------
     Total.............................    $30,500        $31,731
                                            ======         ======
____________________

(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.


(3) All other fees paid in 2002 were for the loan collateral verification performed for the Federal Home Loan Bank of Dallas.

     The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to Globe Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

     Each new engagement of Roth Murphy Sanford L.L.P. was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

______________________________________________________________________________

                      REPORT OF THE AUDIT COMMITTEE
______________________________________________________________________________

     The Audit Committee has reviewed and discussed Globe Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Globe Bancorp's Annual Report on Form 10-KSB for fiscal year 2003 for filing with the Securities and Exchange Commission.

                              Members of the Audit Committee

                              Albert E. Briede, III
                              Robert J. Gohres
                              Mary Elizabeth Toca


______________________________________________________________________________

     STOCKHOLDER PROPOSALS, NOMINATIONS AND STOCKHOLDER COMMUNICATIONS
                       WITH THE BOARD OF DIRECTORS
______________________________________________________________________________

     Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Globe Bancorp relating to the next annual meeting of stockholders, which is scheduled to be held in April, 2005, must be received at our principal executive offices located at 4051 Veterans Boulevard, Metairie, Louisiana 70002, Attention: Robert J. Gohres, Corporate Secretary, no later than November 29, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2005, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than November 29, 2004. A stockholder's notice to the Corporate Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by Article 9.D.

     Stockholder Nominations. Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders or November 24, 2003 in the case of this Annual Meeting. Such stockholder's notice must comply with the requirements of Article 6.F. We did not receive any stockholder nominations.

     Other Stockholder Communications. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Globe Bancorp, Robert J. Gohres, Corporate Secretary, at 4051 Veterans Boulevard, Metairie, Louisiana 70002.

______________________________________________________________________________

                              ANNUAL REPORTS
______________________________________________________________________________

     A copy of our Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, we will furnish to any stockholder without charge a copy of our Annual Report on Form 10-KSB (without exhibits) for fiscal 2003 required to be filed with the Securities and Exchange Commission. In addition, upon written request, we will furnish copies of the exhibits to the Annual Report on Form 10-KSB for a fee that covers our reasonable expenses in furnishing such exhibits. Such written requests should be directed to Robert J. Gohres, Corporate Secretary, Globe Bancorp, Inc., 4051 Veterans Boulevard, Metairie, Louisiana 70002. The Form 10-KSB is not part of the proxy solicitation materials.

______________________________________________________________________________

                              OTHER MATTERS
______________________________________________________________________________

     Each proxy solicited hereby also confers discretionary authority on our Board of Directors to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     We may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Our directors and executive officers may solicit proxies personally or by telephone without additional compensation.
We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of our common stock.


YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

[X]     PLEASE MARK VOTES                            REVOCABLE PROXY
        AS IN THIS EXAMPLE

                             GLOBE BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBE BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 27, 2004 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints the Board of Directors of Globe Bancorp, Inc. as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of common stock of Globe Bancorp, Inc. held of record by the undersigned on March 12, 2004 at the Annual Meeting of Stockholders to be held at our corporate headquarters located at 4051 Veterans Boulevard, Metairie, Louisiana 70002, on Tuesday, April 27, 2004, at 11:00 a.m., Central Time, and any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

     [ ]     FOR              [ ]   WITHHOLD        [ ]    FOR ALL EXCEPT

     Nominees for three-year term expiring in 2007:

Albert E. Briede, III, John L. Gohres, Jr. and Mae H. Leaveau

To withhold authority to vote for any nominee, write the name(s) of the nominee(s) in the space provided.
____________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT of Roth Murphy Sanford, L.L.P. as our independent auditors for the year ending December 31, 2004.

     [ ]     FOR         [ ]   AGAINST        [ ]     ABSTAIN

Please check the following box if you currently plan to attend the Annual Meeting in person. [ ]

     In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. Shares of common stock of Globe Bancorp will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees to the Board of Directors, for Proposal 2, and otherwise at the discretion of the proxies. This proxy may not be voted for any person who is not a nominee of the Board of Directors. This proxy may be revoked at any time before it is exercised.



                                                          _______________
Please be sure to sign and date                                Date
this Proxy in the box below.
_________________________________________________________________________




_____Stockholder sign above________Co-holder (if any) sign above_________




  Detach above card, sign, date and mail in postage paid envelope provided.



                           GLOBE BANCORP, INC.

______________________________________________________________________________

     The above signed hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Globe Bancorp, Inc., called for April 27, 2004, a Proxy Statement for the Annual Meeting and the Annual Report to Stockholders.

     Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                           PLEASE ACT PROMPTLY
                 SIGN, DATE & MAIL YOUR PROXY CARD TODAY
______________________________________________________________________________

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

___________________________________________________

___________________________________________________

___________________________________________________



                      ESOP VOTING INSTRUCTION BALLOT
                           GLOBE BANCORP, INC.

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust of Globe Bancorp, Inc. to vote, as designated below, all the shares of common stock allocated to my account pursuant to the ESOP as of March 12, 2004 at the Annual Meeting of Stockholders to be held at our corporate headquarters located at 4051 Veterans Boulevard, Metairie, Louisiana, 70002, on Tuesday, April 27, 2004, at 11:00 a.m., Central Time, and any adjournment thereof.

1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM (except as marked to the contrary below)

     [ ]    FOR                  [ ]   WITHHOLD

     Nominees for three-year term expiring in 2007:

Albert E. Briede, III, John L. Gohres, Jr. and Mae H. Leaveau

Instruction: To withhold authority to vote for one or two, but not all three of the nominees, write the name(s) of the nominee(s) in the space provided below.

_________________________________


2. PROPOSAL TO RATIFY THE APPOINTMENT of Roth Murphy Sanford L.L.P. as our independent auditors for the year ending December 31, 2004.

     [ ]    FOR       [ ]   AGAINST          [ ]   ABSTAIN

     In their discretion, the Trustees are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Board of Directors.



               Dated:_______________, 2004


                                             _________________________________
                                             Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors' nominees for director and for Proposal 2.

                      [GLOBE BANCORP, INC. LETTERHEAD]




                             March 29, 2004


To:  Participants in Globe Bancorp, Inc.'s Employee Stock Ownership Plan


     As described in the attached materials, your proxy as a stockholder of Globe Bancorp, Inc. is being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Globe Bancorp's Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the ESOP. The Trustees will total the votes and vote the shares in accordance with your instructions.

     We urge each of you to vote, as a means of participating in the governance of the affairs of Globe Bancorp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed voting instruction ballot relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually, if any, and not under the ESOP.

                         Sincerely,

                         /s/ Mae H. Leaveau

                         Mae H. Leaveau
                         President